Offerings - Offering: 1	May 20, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	9.75% Senior Notes due 2031
Amount Registered | shares	143,750,000
Maximum Aggregate Offering Price	$ 143,750,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 19,851.88
Offering Note	Includes $18,750 aggregate principal amount of 9.75% Senior Notes due 2031 that may be offered and sold pursuant to the exercise in full of the underwriters' option to purchase additional notes to cover over-allotments.